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                                                                   Exhibit 23(c)
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                               CONSENT OF COUNSEL
                               ------------------


We hereby consent to the reference to our firm and the summary of our advice under the heading "Risk Factors - Our Results of Operations May Be Affected by a Judgment Entered Against Us" in this Registration Statement on Form S-11 of Developers Diversified Realty Corporation.



/s/Ulmer & Berne LLP

Cleveland, Ohio
February 6, 2002